Exhibit 99.1

ILUS Announces Date for Its Annual Shareholder Meeting

NEW YORK, NY, March 31, 2025 (GLOBE NEWSWIRE) — ILUS International Inc. (OTC: ILUS) (“ILUS” or the “Company”), a mergers and acquisitions company focused on acquiring and scaling businesses in the public safety and industrial sectors, today announced that it will hold its Annual Shareholder Meeting on June 20th, 2025, in Miami, Florida.

The previous two years have presented significant macroeconomic challenges for micro- and nano-cap companies, shaped by global economic conditions and evolving regulatory policies. Notwithstanding these challenges, ILUS has continued to pursue the implementation of essential cost optimization strategies and has not lost focus on the long-term growth initiatives, which include the anticipated uplisting of its subsidiaries and ILUS itself.

As part of its ongoing initiatives to achieve its strategic growth objectives, ILUS successfully facilitated a share swap transaction with Nasdaq-listed Fusion Fuel Green PLC (“HTOO”) in exchange for its majority ownership stake in OTC-listed Quality Industrial Corp. (“QIND”). Consequently, this transaction has led to ILUS emerging as the largest shareholder of HTOO on a fully diluted basis, possessing a total of 35,971,544 common shares in a combination of common and non- voting preferred shares. These shares are currently subject to a lock-up period until May 28, 2025, following which Rule 144 will apply.

At the Annual Shareholder Meeting, the management of ILUS will present a comprehensive overview of its strategic objectives for the future, highlight the advancements made in recent months toward achieving these objectives, and provide additional information regarding ongoing initiatives. The Company is actively undertaking a plan to uplist its subsidiaries and is concurrently preparing for ILUS’s anticipated transition to a major exchange. ILUS plans to submit the requisite registration for its intended uplisting during the summer of 2025, with additional details to be revealed in the upcoming months. While there are no guarantees, management is diligently striving to execute these key transactions prior to or in conjunction with the timing of the shareholder meeting.

ILUS is entering a phase of renewed momentum, characterized by several significant corporate developments anticipated before the upcoming shareholder meeting. The Company maintains its commitment to advancing its growth trajectory and delivering sustained long-term value to its shareholders.

Mr. John-Paul Backwell stepped down from his official Managing Director position and as an Officer at ILUS to focus on his position as Chief Executive Officer at HTOO, which represents ILUS’s largest liquid asset. He remains dedicated to expanding the Fusion Fuel business, thus indirectly increasing value for ILUS shareholders, and he remains an advisor to the ILUS board. Furthermore, ILUS has undertaken and is currently undertaking some significant executive appointments at the subsidiary level and is currently assembling a highly experienced board to facilitate its transition to a major stock exchange.

ILUS Chief Executive Officer Nicolas Link stated: “The past two years have been extremely tough. Although aspects such as a change in government don’t instantly alleviate macroeconomic challenges, I am pleased that we have managed to navigate our way through it and are gradually transitioning out of this period into a very exciting time for the company and shareholders. Despite the obstacles, we are emerging leaner and more resilient with some exciting opportunities, creating significant real liquid asset value for ILUS shareholders by executing the QIND/HTOO transaction, which may drastically improve ILUS liquidity. I am eager and fully committed to pursuing our uplisting strategy and unlocking ILUS’s full potential, and I have been exploring numerous options, including a very innovative method. This transition to a major exchange, guided by a clear and strategic plan, will enable us to pursue our long-term vision. I look forward to meeting our longstanding and new shareholders at the Annual Shareholder Meeting to discuss our plans and progress toward their execution in further detail.”

This press release serves as an initial “Save the Date” announcement for the Annual Shareholder Meeting. Formal invitations and RSVP details will be distributed in the near future.

ILUS notifies shareholders that it will file an NT 10-K and will file its Annual Report late for a number of reasons, including but not limited to the following:

●	Addressing SEC comments on its previous filings and disclosures, many of which are technical accounting matters and some of which require going back to earlier periods.
●	There have been several changes within the group, including acquisitions, mergers, and share swaps, all of which have a knock-on effect on accounting and consolidation that can only be completed once the subsidiaries have been audited. We are mindful that we want to file the 2024 financials and any prior amendments correctly, providing a clean runway for any upcoming registrations across the group. We have engaged consultants to assist with this, who have been working on it for several months.
●	We changed auditors across the group in 2024, who are auditing the entire previous two-year period again and can only complete their audits in sequence as the group finishes its audits.
●	To prevent this scenario from happening again, we have hired additional accounting resources, including specialists with extensive experience in management in this area and consultants with significant PCAOB and regulatory expertise. This is to ensure that we are accurate moving forward in time.

The ILUS team is diligently engaged in the completion submission of its Annual Report. Management expresses gratitude to the shareholders for their understanding and assures them that the delay is not attributable to any issues; rather, it reflects ongoing enhancements and the resolution of previously raised regulatory comments for which the SEC’s review was concluded. Nevertheless, the company is dedicated to addressing these comments and striving for additional improvements to facilitate more streamlined registration processes in the future.

For further information on ILUS, please see its communication channels:

Website: https://ilus-group.com

X: @ILUS_INTL

Email: IR@Ilus-Group.com

Source: ILUS

Forward-Looking Statement

Certain information set forth in this press release contains “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, the sale of the shares being offered hereunder; (iii) the expected development of the Company’s business, projects, and joint ventures; (iv) execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company’s projects; (vi) completion of the Company’s projects that are currently underway, in development or otherwise under consideration; (vii) renewal of the Company’s current customer, supplier and other material agreements; and (viii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them.

Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements. Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward- looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements. The Securities and Exchange Commission (“SEC”) has provided guidance to issuers regarding the use of social media to disclose material non-public information. In this regard, investors and others should note that we announce material financial information via official Press Releases, in addition to SEC filings, press releases, Questions & Answers sessions, public conference calls and webcasts also may take time from time to time. We use these channels as well as social media to communicate with the public about our company, our services, and other issues. It is possible that the information we post on social media could be deemed to be material information. Therefore, considering the SEC’s guidance, we encourage investors, the media, and others interested in our company to review the information we post on the following social & media channels:

Website: https://ilus-group.com	X: @ILUS_INTL